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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                FOURTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

                THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT ("Amendment"), dated as of June 15, 2001, is among CGSF Funding Corporation, a Delaware corporation ("Seller"), McKesson HBOC, Inc., a Delaware corporation (the "Servicer"; the Servicer together with the Seller, the "Seller Parties" and each a "Seller Party"), the funding entities parties hereto (the "Financial Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge") and Liberty Street Funding Corp. ("Liberty Street") (PREFCO, Falcon, Blue Ridge and Liberty Street being referred to collectively as the "Conduits", and together with the Financial Institutions, the "Purchasers"), Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, N.A. and The Bank of Nova Scotia (collectively, the "Managing Agents") and Bank One, as the collateral agent (the "Collateral Agent"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the "Receivables Purchase Agreement" (as hereinafter defined).

                WHEREAS, the Seller, the Servicer, the Financial Institutions, the Conduits, the Managing Agents and the Collateral Agent are parties to the Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999, the Second Amendment thereto dated as of December 6, 1999 and the Third Amendment and Waiver thereto dated as of June 16, 2000 (the "Receivables Purchase Agreement"); and

                WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein;

                NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Amendment to the Receivables Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

                a. Exhibit I of the Receivables Purchase Agreement is hereby amended to add the following new definition thereto:

                "Fourth Amendment Effective Date" means June 15, 2001.



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                b. The definition of "Liquidity Termination Date" in Exhibit I of the Receivables Purchase Agreement is hereby amended to delete the words "June 15, 2001" and to substitute therefor the words "June 14, 2002".

                c. The definition of "Loss Reserve" in Exhibit I of the Receivables Purchase Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

                "Loss Reserve" means, on any date, an amount equal to (x) the greater of (i) 14% and (ii) the Loss Reserve Ratio then in effect times
        (y) the aggregate Outstanding Balance of Eligible Receivables (net of Earned Discounts and quarterly volume rebates) as of the close of business on the immediately preceding Business Day.

                d. The definition of "Special Concentration Limit" in Exhibit I of the Receivables Purchase Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

                "Special Concentration Limit" means, at any time, with respect to any Special Obligor (together with its Affiliates or subsidiaries), the lesser of (i) the applicable percentage set forth below multiplied by the aggregate Outstanding Balance of Eligible Receivables (net of all Earned Discounts and quarterly volume rebates) at such time and (ii) the maximum dollar amounts set forth below, in each case corresponding to the Moody's and S&P short-term debt ratings for such Special Obligor at such time or such percentage as may be otherwise set forth below such Special Obligor's name below:

Special Obligors with ratings at or above:

                                                                 Maximum Dollar
S&P Rating                   Moody's Rating       Percentage         Amount
----------                   ---------------      ----------     --------------
A-1+           and           P-1                      11%         $165,000,000

A-1            and           P-1                      9%          $135,000,000

A-2            and           P-2                      6%          $90,000,000

lower than                   lower than
A-2 or                       P-2 or
unrated and                  unrated                  3%          $45,000,000

        provided, that either Managing Agent or the Required Financial Institutions may, upon not less than thirty (30) Business Days' notice to Seller, cancel or reduce any Special Concentration Limit; provided, further, that notwithstanding the foregoing, for so long as Albertson's, Inc. maintains its short-term debt ratings from Moody's and S&P as in effect on the Fourth Amendment Effective Date, the Special Concentration Limit for such Special Obligor shall be the lesser of (i) 10% multiplied by the aggregate Outstanding Balance of Eligible Receivables (net of all Earned Discounts and quarterly volume rebates) at such time and (ii) $200,000,000, it being understood that if Albertson's, Inc.



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        is downgraded by either S&P or Moody's, the Standard Concentration Limit shall apply to such Obligor.

                e. The definition of "Special Obligor" in Exhibit I of the Receivables Purchase Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

                "Special Obligor" means Albertson's, Inc. (but only for so long as it maintains its short-term debt ratings from Moody's and S&P as in effect on the Fourth Amendment Effective Date), CVS Corporation, JC Penney Company, Inc., Omnicare, Inc., Target Corp, Safeway Inc., Wal-Mart Stores, Inc. and such other Special Obligors as may be designated by the managing Agents from time to time.

                2. Conditions Precedent. This Amendment shall become effective as of the date above written if and only if the Managing Agents have received:

                a. duly executed originals of this Amendment from each of the parties listed on the signature pages hereto; and

                b. a duly executed Second Amended and Restated Fee Letter providing an increase to the fees set forth therein.

                3. Representations and Warranties of the Seller Parties. Each of the Seller Parties hereby represents and warrants as follows:

                a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

                b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                4. Reference to and Effect on the Receivables Purchase
Agreement.

                a. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing



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Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

                6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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                IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.


                                       CGSF FUNDING CORPORATION, as the Seller


                                       By:
                                          --------------------------------------
                                       Name:  Nicholas A. Loiacono
                                       Title: Vice President and Treasurer


                                       McKESSON HBOC, INC., as the Servicer


                                       By:
                                          --------------------------------------
                                       Name:  Nicholas A. Loiacono
                                       Title: Vice President and Treasurer


                                       PREFERRED RECEIVABLES FUNDING
                                       CORPORATION, as a Conduit


                                       By:
                                          --------------------------------------
                                                   Authorized Signatory


                                       FALCON ASSET SECURITIZATION
                                       CORPORATION, as a Conduit


                                       By:
                                          --------------------------------------
                                                   Authorized Signatory


                                       BLUE RIDGE ASSET FUNDING CORPORATION,
                                       as a Conduit

                                       By:  Wachovia Bank, N.A.,
                                       as Attorney-In-Fact


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                              SIGNATURE PAGE TO FOURTH AMENDMENT
                                                                 TO McKESSON RPA

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                                        LIBERTY STREET FUNDING CORP.,
                                        as a Conduit


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       BANK ONE, NA (Main Office Chicago)
                                       (formerly known as The First National
                                       Bank of Chicago), as a Committed
                                       Purchaser for PREFCO and Falcon, a
                                       Financial Institution, a Managing Agent
                                       and as Collateral Agent

                                       By:
                                          --------------------------------------
                                       Name:  Elizabeth Cohen
                                       Title: Vice President

                                       WACHOVIA BANK, N.A., as a Committed
                                       Purchaser for Blue Ridge, a Financial
                                       Institution and a Managing Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       THE BANK OF NOVA SCOTIA, as a Committed
                                       Purchaser for Liberty Street, a Financial
                                       Institution and a Managing Agent

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                              SIGNATURE PAGE TO FOURTH AMENDMENT
                                                                 TO McKESSON RPA